Financial risk management	12 Months Ended
Dec. 31, 2017
Financial Risk Management
Financial risk management

Financial risk management objectives and policies

The Group’s principal financial assets comprise short-term deposits at commercial banks with a maturity on inception of three months or less and investments in money-market funds. The main purpose of these financial instruments is to provide funds for the Group's development activities. The Group has some other financial assets and liabilities such as trade and other payables, which arise directly from its operations.

The main risks arising from the Group's financial instruments are credit risk and liquidity risk. The measures taken by management to manage each of these risks are summarized below.

Credit risk

The carrying amount of financial assets, including cash and cash equivalents, represents the maximum exposure to counterparty credit risk of €123.3 million in 2017  (2016: €29.1 million).

The cash and cash equivalents are held with banks, which are rated BBB to A based on Standard & Poor’s and Moody’s. The issuer of the money-market funds also has a high credit rating.

Interest rate risk

The group’s interest rate risk arises from its investments and cash equivalents of €123.3 million.

As of December 31, 2017, there was no significant interest rate risk, as the interest income obtained in the current market environment was close to zero. However, the introduction of negative interest rates on financial assets by financial institutions might expose the Group to additional interest rate risks in the future.

Foreign currency risk

Foreign exchange risk arises when commercial transactions or recognized assets or liabilities are denominated in a currency that is not an entity’s functional currency. The Group is exposed to the exchange rate between the Euro and the US Dollar (USD). Due to the initial public offering, the Group had a significant USD amount on its balance sheet, amounting to USD 97.8 million as per December 31, 2017.

In 2017, if the Euro had weakened/strengthened by 1%/5%/10% against the US dollar with all other variables held constant, the loss would have been maximum €7.5 million higher/€9.1 million lower, mainly as a result of foreign exchange gains/losses on translation of US dollar-denominated expenses. The sensitivity is shown in the table below:

December 31, 2017
Cash in USD	EUR/USD	EUR
97,822 k$	1.199	81,566 k€
% change of ratio	EUR/USD	Impact P&L
1%	1.211	(808) k€
(1%)	1.187	824 k€
5%	1.259	(3,884) k€
(5%)	1.139	4,293 k€
10%	1.319	(7,415) k€
(10%)	1.079	9,063 k€

Liquidity risk

Liquidity risk is the risk that the Group will encounter difficulties in meeting the obligations which are typically settled by delivering cash. The Group’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due.

The Group continually monitors its risk of a shortage of funds using short and mid-term liquidity planning. This takes account of the expected cash flows from all activities. The management team undertakes regular reviews of the budget.

The group expects to require additional funding to continue to advance the development of product candidates In addition, the group would expect to require additional capital to commercialize the products if regulatory approval were received.

Capital management

The primary objective of the Group's capital management is to ensure that it maintains its liquidity in order to finance its development activities and meet its liabilities when due.

The Group manages its capital structure through equity and the issuance of preferred shares to investors.